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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Bank of Granite Corporation of our report dated January 26, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of Bank of Granite Corporation for the year ended December 31, 1996.



                                          /s/ Deloitte & Touche LLP
                                          ---------------------------------
                                          Deloitte & Touche LLP
                                          Hickory, North Carolina
                                          June 13, 1997